Financial instruments	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Financial instruments

23. Financial instruments

This section gives an overview of the significance of financial instruments for the Group and provides additional information on the consolidated statements of financial position. Details of significant accounting policies, including the criteria for recognition, the basis of measurement and the basis on which income and expenses are recognised, in respect of each class of financial asset, financial liability and equity instrument are disclosed in Note 2 and Note 3.

Financial assets and liabilities:

The following tables present the carrying value and fair value of each category of financial assets and liabilities as at March 31, 2017 and 2018.

As at March 31, 2017:
	(₹ in million)
Financial assets	Held for trading	Loans and receivables	Available for sale financial assets	Derivatives used for hedging	Total carrying value	Total fair value
Financial assets investments
—at fair value	—	—	695	—	695	695
Other non—current assets	—	19,300	—	—	19,300	19,300
Trade and other receivable	—	33,222	—	—	33,222	33,222
Short term investments
—Bank deposits	—	55,790	—	—	55,790	55,790
—Other investments	468,895	—	—	—	468,895	468,895
Derivative financial assets	—	—	—	129	129	129
Cash and cash equivalents	—	97,202	—	—	97,202	97,202
Restricted cash and cash equivalents	—	11,747	—	—	11,747	11,747

Total	468,895	217,261	695	129	686,980	686,980

As at March 31, 2017:
	(₹ in million)
Financial liabilities	Derivatives used for hedging	Amortised cost	Total carrying value	Total fair value
Borrowings	—	745,780	745,780	747,693
Acceptances	—	113,304	113,304	113,304
Trade and other payables	—	217,993	217,993	217,993
Derivative financial liabilities	8,773	—	8,773	8,773

Total	8,773	1,077,077	1,085,850	1,087,763

As at March 31, 2018:
	(₹ in million)						(US dollars in million)
Financial assets	Held for trading	Loans and receivables	Available for sale financial assets	Derivatives used for hedging	Total carrying value	Total fair value	Total carrying value	Total fair value
Financial assets investments
—at fair value	—	—	1,595	—	1,595	1,595	24	24
Other non—current assets	—	30,049	—	—	30,049	30,049	462	462
Trade and other receivable	—	44,549	—	—	44,549	44,549	684	684
Short term investments
—Bank deposits	—	30,633	—	—	30,633	30,633	471	471
—Other investments	285,363	—	—	—	285,363	285,363	4,383	4,383
Derivative financial assets	—	—	—	1,524	1,524	1,524	23	23
Cash and cash equivalents	—	42,192	—	—	42,192	42,192	648	648
Restricted cash and cash equivalents	—	2,483	—	—	2,483	2,483	38	38

Total	285,363	149,906	1,595	1,524	438,388	438,388	6,733	6,733

As at March 31, 2018:
	(₹ in million)					(US dollars in million)
Financial liabilities	Derivatives used for hedging	Amortised cost	Others*	Total carrying value	Total fair value	Total carrying value	Total fair value
Borrowings	—	581,588	—	581,588	582,366	8,932	8,944
Acceptances	—	94,173	—	94,173	94,173	1,446	1,446
Trade and other payables	—	178,465	2,988	181,453	181,453	2,787	2,787
Derivative financial liabilities	2,610	—	—	2,610	2,610	40	40

Total	2,610	854,226	2,988	859,824	860,602	13,205	13,217

*	Includes put option liability accounted for at fair value (Refer note 19)

Fair value hierarchy

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices)

Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs)

The below table summarizes the categories of financial assets and liabilities as at March 31, 2017 and 2018 measured at fair value:

As at March 31, 2017	(Level 1)	(Level 2)	(Level 3)
	(₹ in million)
Financial assets
At fair value through profit or loss
— Held for trading	194,086	274,809	—
—Derivative financial assets used for hedging	—	129	—
Available-for-sale investments
—Financial asset investments held at fair value	600	—	95

	194,686	274,938	95

Financial liabilities
At fair value through profit or loss
—Derivative financial liabilities used for hedging	—	8,773	—

	—	8,773	—

As at March 31, 2018	(Level 1)	(Level 2)	(Level 3)	(Level 1)	(Level 2)	(Level 3)
	(₹ in million)			(US dollars in million)
Financial assets
At fair value through profit or loss
—Held for trading	75,667	209,696	—	1,162	3,221	—
—Derivative financial assets used for hedging		1,524	—	—	23	—
Available-for-sale investments
—Financial asset investments held at fair value	1,488	—	107	22	—	2

	77,155	211,220	107	1,184	3,244	2

Financial liabilities
At fair value through profit or loss
—Derivative financial liabilities used for hedging	—	2,610	—	—	40	—
—Trade and other payables*	—	—	2,988	—	—	46

	—	2,610	2,988	—	40	46

*	Put option liability with non controlling interest (Refer Note 21)

The below table summarizes the fair value of financial liabilities other than those where carrying value is determined to be the fair value and which are carried at amortised cost as at March 31, 2017 and 2018:

As at March 31, 2017	(Level 2)
(₹ in million)
Financial Liabilities
- Long term borrowings	334,567

334,567

As at March 31, 2018	(Level 2)	(Level 2)
	(₹ in million)	US dollars in million
Financial Liabilities
- Long term borrowings	268,666	4,126

	268,666	4,126

The fair value of the financial assets and liabilities are at the amount that would be received to sell an asset and paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following methods and assumptions were used to estimate the fair values:

•	Investments traded in active markets are determined by reference to quotes from the financial institutions; for example: Net asset value (NAV) for investments in mutual funds declared by mutual fund house. For other listed securities traded in markets which are not active, the quoted price is used wherever the pricing mechanism is same as for other marketable securities traded in active markets. Other current investments are valued on the basis of market trades, poll and primary issuances for securities issued by the same or similar issuer and for similar maturities or based on the applicable spread movement for the security derived based on the aforementioned factor(s).

•	Trade and other receivables (excluding non financial assets), cash and cash equivalents (including restricted cash and cash equivalents), bank deposits, trade and other payables (excluding non financial liabilities) and short-term borrowings: Approximate their carrying amounts largely due to the short-term maturities of these instruments.

•	Other non-current financial assets and financial liabilities: Fair value is calculated using a discounted cash flow model with market assumptions, unless the carrying value is considered to approximate to fair value.

•	Long-term fixed-rate and variable-rate borrowings: Fair value has been determined by the Group based on parameters such as interest rates, specific country risk factors, and the risk characteristics of the financed project.

•	Quoted available-for-sale financial assets investments: Fair value is derived from quoted market prices in active markets.

•	Derivative financial assets/liabilities: The Group enters into derivative financial instruments with various counterparties. Interest rate swaps, foreign exchange forward contracts and commodity forward contracts are valued using valuation techniques, which employs the use of market observable inputs. The most frequently applied valuation techniques include forward pricing and swap models, using present value calculations. The models incorporate various inputs including foreign exchange spot and forward rates, yield curves of the respective currencies, currency basis spreads between the repective currencies, interest rate curves and forward rate curves of the underlying commodity. Commodity contracts are valued using the forward LME rates of commodities actively traded on the listed metal exchange i.e. London Metal Exchange, United Kingdom (U.K.).

For all other financial instruments, the carrying amount is either the fair value, or approximates the fair value.

The changes in counterparty credit risk had no material effect on the hedge effectiveness assessment for derivatives designated in hedge relationship and the value of other financial instruments recognised at fair value.

The estimated fair value amounts as at March 31, 2018 have been measured as at that date. As such, the fair values of these financial instruments subsequent to reporting date may be different than the amounts reported at each year-end.

There were no transfers between Level 1, Level 2 and Level 3 during the year.

Risk management framework

The Group’s businesses are subject to several risks and uncertainties including financial risks.

The Group’s documented risk management polices act as an effective tool in mitigating the various financial risks to which the businesses are exposed to in the course of their daily operations. The risk management policies cover areas such as liquidity risk, commodity price risk, foreign exchange risk, interest rate risk, counterparty credit risk and capital management. Risks are identified at both the corporate and individual subsidiary level with active involvement of senior management. Each operating subsidiary in the Group has in place risk management processes which are in line with the Group’s policy. Each significant risk has a designated ‘owner’ within the Group at an appropriate senior level. The potential financial impact of the risk and its likelihood of a negative outcome are regularly updated.

The risk management process is coordinated by the Management Assurance function and is regularly reviewed by the Group’s Audit Committee. The Audit Committee is aided by the other committees of the Board including the Risk Management Committee, which meets regularly to review risks as well as the progress against the planned actions. Key business decisions are discussed at the periodic meetings of the Executive Committee. The overall internal control environment and risk management programme including financial risk management is reviewed by the Audit Committee on behalf of the Board.

The risk management framework aims to:

•	improve financial risk awareness and risk transparency

•	identify, control and monitor key risks

•	identify risk accumulations

•	provide management with reliable information on the Group’s risk situation

•	improve financial returns

Treasury management

Treasury management focuses on liability management, capital protection, liquidity maintenance and yield maximization. The treasury policies are approved by the Committee of the Board. Daily treasury operations of the subsidiary companies are managed by their respective finance teams within the framework of the overall Group treasury policies. Long-term fund raising including strategic treasury initiatives are managed jointly by the business treasury team and the central team at corporate treasury while short-term funding for routine working capital requirements is delegated to subsidiary companies. A monthly reporting system exists to inform senior management of investments and debt position, exposure to currency, commodity and interest rate risk and their mitigants including the derivative position. The Group has a strong system of internal control which enables effective monitoring of adherence to Group’s policies. The internal control measures are effectively supplemented by regular internal audits.

The investment portfolio at the Group is independently reviewed by CRISIL Limited and Group portfolio has been rated as Tier I or “Very Good” meaning highest safety. The investments are made keeping in mind safety, liquidity and yield maximization.

The Group uses derivative instruments to manage the exposure in foreign currency exchange rates, interest rates and commodity prices. The Group does not acquire or issue derivative financial instruments for trading or speculative purposes. The Group does not enter into complex derivative transactions to manage the treasury and commodity risks. Both treasury and commodities derivative transactions are normally in the form of forward contracts, interest rate and currency swaps and these are in line with the Group’s policies.

Commodity price risk

The Group is exposed to the movement of base metal commodity prices on the London Metal Exchange. Any decline in the prices of the base metals that the Group produces and sells will have an immediate and direct impact on the profitability of the businesses. As a general policy, the Group aims to sell the products at prevailing market prices. The commodity price risk in import of input commodity such as Copper Concentrate & Alumina, for our copper and aluminium business respectively, is hedged on back-to back basis ensuring no price risk for the business. Hedging is used primarily as a risk management tool and, in some cases, to secure future cash flows in cases of high volatility by entering into forward contracts or similar instruments. The hedging activities are subject to strict limits set out by the Board and to a strictly defined internal control and monitoring mechanism. Decisions relating to hedging of commodities are taken at the Executive Committee level, basis clearly laid down guidelines.

Whilst the Group aims to achieve average LME prices for a month or a year, average realised prices may not necessarily reflect the LME price movements because of a variety of reasons such as uneven sales during the year and timing of shipments.

The Group is also exposed to the movement of international crude oil price and the discount in the price of Rajasthan crude oil to Brent price.

Financial instruments with commodity price risk are entered into in relation to following activities:

•	economic hedging of prices realised on commodity contracts

•	cash flow hedging of revenues, forecasted highly probable transactions

Aluminum

The requirement of the primary raw material, alumina, is partly met from own sources and the rest is purchased primarily on negotiated price terms. Sales prices are linked to the LME prices. At present, the Group on selective basis hedges the aluminium content in outsourced alumina to protect its margins.

The Group also enters into hedging arrangements for its aluminium sales to realise average month of sale LME prices.

Copper

The Group’s custom smelting copper operations at Tuticorin is benefitted by a natural hedge except to the extent of a possible mismatch in quotational periods between the purchase of concentrate and the sale of finished copper. The Group’s policy on custom smelting is to generate margins from Treatment charges/Refining charges or “TcRc”, improving operational efficiencies, minimising conversion cost, generating a premium over LME on sale of finished copper, sale of by-products and from achieving import parity on domestic sales. Hence, mismatches in quotational periods are managed to ensure that the gains or losses are minimised. The Group hedges this variability of LME prices through forward contracts and tries to make the LME price a pass-through cost between purchases of copper concentrate and sales of finished products, both of which are linked to the LME price.

Tc/Rcs are a major source of income for the Indian copper smelting operations. Fluctuations in Tc/Rcs are influenced by factors including demand and supply conditions prevailing in the market for mine output. The Group’s copper business has a strategy of securing a majority of its concentrate feed requirement under long-term contracts with mines.

Zinc, Lead and Silver

The sales prices are linked to the LME prices. The Group also enters into hedging arrangements for its Zinc, Lead and Silver sales to realise average month of sale LME prices.

Zinc International

Raw material for zinc and lead is mined in Namibia and South Africa Ireland with sales prices linked to the LME prices.

Iron ore

The Group sells its Iron Ore production from Goa on the prevailing market prices and from Karnataka through e-auction route as mandated by State Government of Karnataka in India.

Oil and gas

The prices of various crude oils are based upon the price of the key physical benchmark crude oil such as Dated Brent, West Texas Intermediate, and Dubai/Oman etc. The crude oil prices move based upon market factors like supply and demand. The regional producers price their crude basis these benchmark crude with a premium or discount over the benchmark based upon quality differential and competitiveness of various grades.

Natural gas markets are evolving differently in important geographical markets. There is no single global market for natural gas. This could be owing to difficulties in large-scale transportation over long distances as compared to crude oil. Globally, there are three main regional hubs for pricing of natural gas, which are USA (Henry Hub Prices), UK (NBP Price) and Japan (imported gas price, mostly linked to crude oil).

Provisionally priced financial instruments

The value of net financial liabilities linked to commodities (excluding derivatives) accounted for on provisional prices was ₹ 25,654 million and ₹ 29,881 million ($459 million) as at March 31, 2017 and March 31, 2018 respectively. These instruments are subject to price movements at the time of final settlement and the final price of these instruments will be determined in the financial year beginning April 1, 2018.

Set out below is the impact of 10% increase in LME prices on pre-tax profit/(loss) for the year and pre-tax equity as a result of changes in the value of the Group’s commodity financial instruments:

For the year ended March 31, 2017	(₹ in million)
	Total exposure	Effect on pre-tax profit/(loss) of a 10% increase in the LME	Effect on pre-tax equity of a 10% increase in the LME
Copper	29,543	(2,954)	—

For the year ended March 31, 2018	(₹ in million)
	Total exposure	Effect on pre-tax profit/(loss) of a 10% increase in the LME	Effect on pre-tax equity of a 10% increase in the LME
Copper	35,578	(3,558)	—
US dollars in million	546	55	—

The above sensitivities are based on volumes, costs, exchange rates and other variables and provide the estimated impact of a change in LME prices on profit and equity assuming that all other variables remain constant. A 10% decrease in LME prices would have an equal and opposite effect on the Group’s financial statements.

Incuded above is also the impact of a 10% increase in closing copper LME for provisionally priced copper concentrate purchased at Copper division custom smelting operations of ₹ 2,954 million and ₹ 3,684 million ($ 57 million) for the year ended March 31, 2017 and March 31, 2018 respectively, which is pass through in nature and as such will not have any impact on the profitability.

Financial risk

The Group’s Board approved financial risk policies include monitoring, measuring and mitigating the liquidity, currency, interest rate and counterparty risk. The Group does not engage in speculative treasury activity but seeks to manage risk and optimize interest and commodity pricing through proven financial instruments.

(a) Liquidity

The Group requires funds both for short-term operational needs as well as for long-term investment programmes mainly in growth projects. The Group generates sufficient cash flows from the current operations which together with the available cash and cash equivalents and short-term investments provide liquidity both in the short-term as well as in the long-term.

The Group has been rated by CRISIL Limited (CRISIL) and India Ratings and Research Private Limited (India Rating) for its capital market issuance in the form of CPs and NCDs and for its banking facilities in line with Basel II norms.

CRISIL changed the outlook for the Group’s long-term bank facilities and its Non-Convertible Debentures (NCD) programme to CRISIL AA / Positive from CRISIL AA /Stable during the year on account of structural improvement in business profile and deleveraging. India Ratings has revised the outlook on Vedanta Limited’s ratings to IND AA / Positive from IND AA/ Negative on account of improved financial metrics, completion of the merger with Cairn and proactive refinancing. Vedanta Limited has the highest short term rating on its working capital and Commercial Paper Programme at A1+ from CRISIL and India Ratings.

Anticipated future cash flows, together with undrawn fund based committed facilities of ₹ 33,369 million, and cash, bank and current investments of ₹ 360,671 million as at March 31, 2018, are expected to be sufficient to meet the liquidity requirement of the Group in the near future.

The Group remains committed to maintaining a healthy liquidity, a low gearing ratio, deleveraging and strengthening its statement of financial position. The maturity profile of the Group’s financial liabilities based on the remaining period from the date of balance sheet to the contractual maturity date is given in the table below. The figures reflect the contractual undiscounted cash obligation of the Group.

As at March 31, 2017 Payment due by year	<1 year	1-3 years	3-5 years	>5 years	Total
	(₹ in million)
Acceptances*	113,502	—	—	—	113,502
Trade and other payables**	206,483	1,153	—	1,969	209,605
Borrowings***	462,362	179,381	160,210	68,261	870,214
Derivative financial liabilities	8,216	557	—	—	8,773

	790,563	181,091	160,210	70,230	1,202,094

As at March 31, 2018 Payment due by year	<1 year	1-3 years	3-5 years	>5 years	Total
	(₹ in million)
Acceptances*	94,823	—	—	—	94,823
Trade and other payables**	168,200	1,372	2,988	—	172,560
Borrowings***	346,243	180,896	74,166	74,395	675,700
Derivative financial liabilities	1,432	1,178	—	—	2,610

	610,698	183,446	77,154	74,395	945,693

US dollars in million	9,379	2,817	1,185	1,143	14,524

*	Includes committed interest payments
**	Includes financial liabilities grouped under “other non current liabilities”. Excludes interest accrued but not due on borrowings.
***	Includes long term borrowings, short term borrowings, interest accrued but not due on borrowings and committed interest payments.

The Group had access to following funding facilities:

As at March 31, 2017
Funding facility	Total facility	Drawn	Un drawn
	(₹ in million)	(₹ in million)	(₹ in million)
Fund/ Non-fund based	490,585	385,255	105,330

As at March 31, 2018
Funding facility	Total facility	Drawn	Un drawn
	(₹ in million)	(₹ in million)	(₹ in million)
Fund/ Non-fund based	571,900	464,857	107,043

US dollars in million	8,784	7,140	1,644

Collateral

The Group has pledged a part of its trade receivables, short-term investments and cash and cash equivalents in order to fulfill the collateral requirements for the financial facilities in place. The counterparties have an obligation to return the securities to the Group.

The details related to the fair value of collateral have been stated in Note 13, 14 and 15.

(b) Foreign exchange risk

Fluctuations in foreign currency exchange rates may have an impact on the consolidated statements of profit or loss, the consolidated statements of change in equity, where any transaction references more than one currency or where assets/liabilities are denominated in a currency other than the functional currency of the respective consolidated entities.

Considering the countries and economic environment in which the Group operates, its operations are subject to risks arising from the fluctuations primarily in the US dollar, Australian dollar, Namibian dollar, AED, ZAR, GBP, JPY, INR and Euro against the functional currencies of Vedanta Limited and its subsidiaries.

Exposures on foreign currency loans are managed through the Group wide hedging policy, which is reviewed periodically to ensure that the results from fluctuating currency exchange rates are appropriately managed. The Group strives to achieve asset liability offset of foreign currency exposures and only the net position is hedged.

The Group’s presentation currency is Indian Rupee. The majority of the assets are located in India and the Indian Rupee is the functional currency for the Indian operating subsidiaries except for Oil and Gas business. Natural hedges available in the business are identified at each entity level and hedges are placed only for the net exposure. Short-term net exposures are hedged progressively based on their maturity. A more conservative approach has been adopted for project expenditures to avoid budget overruns, where cost of the project is calculated taking into account the hedge cost. However, all new long-term borrowing exposures are being hedged. The hedge mechanisms are reviewed periodically to ensure that the risk from fluctuating currency exchange rates is appropriately managed.

The carrying amount of the Group’s financial assets and liabilities in different currencies are as follows:

	As at March 31, 2017		As at March 31, 2018		As at March 31, 2018
	Financial assets	Financial liabilities	Financial assets	Financial liabilities	Financial assets	Financial liabilities
	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)	(US dollars in million)	(US dollars in million)
INR	584,927	801,182	356,944	616,168	5,483	9,463
USD	96,497	278,737	71,891	222,888	1,104	3,423
Euro	1,810	2,679	407	4,438	6	68
Others	3,746	3,252	9,146	16,330	140	251

Total	686,980	1,085,850	438,388	859,824	6,733	13,205

The Group’s exposure to foreign currency arises where a group entity holds monetary assets and liabilities denominated in a currency different to the functional currency of the respective business, with US dollar being the major non-functional currency.

The foreign exchange rate sensitivity is calculated by the aggregation of the net foreign exchange rate exposure with a simultaneous parallel foreign exchange rates shift in the currencies by 10% against the functional currency of the respective businesses.

Set out below is the impact of a 10% strengthening in the functional currencies of respective businesses on pre-tax profit/(loss) andpre-tax equity arising as a result of the revaluation of the Group’s foreign currency financial assets/ liabilities :

March 31, 2017	Effect on pre-tax profit/(loss) of a 10% strengthening in currency	Effect on pre- tax equity of a 10% strengthening in currency
USD	25,752	(182)
INR	1,042	—

March 31, 2018	Effect on pre-tax profit/(loss) of a 10% strengthening in currency	Effect on pre- tax equity of a 10% strengthening in currency	Effect on pre-tax profit/(loss) of a 10% strengthening in currency	Effect on pre-tax equity of a 10% strengthening in currency
	(₹ in million)		(US Dollars in million)
USD	15,205	0	234	0
INR	609	—	9	—

A 10% weakening of the functional currencies of respective businesses would have an equal and opposite effect on the Group’s financial statements.

(c) Interest rate risk

The Group is exposed to interest rate risk on short-term and long-term floating rate instruments and on the refinancing of fixed rate debt. The Group’s policy is to maintain a balance of fixed and floating interest rate borrowings and the proportion of fixed and floating rate debt is determined by current market interest rates.

The borrowings of the Group are principally denominated in Indian Rupees and US dollars with mix of fixed and floating rates of interest. The USD floating rate debt is linked to US dollar LIBOR and INR floating rate debt to Bank’s base rate. The Group has a policy of selectively using interest rate swaps, option contracts and other derivative instruments to manage its exposure to interest rate movements. These exposures are reviewed by appropriate levels of management on a monthly basis.

The Group invests cash and liquid investments in short-term deposits and debt mutual funds, some of which generate a tax-free return, to achieve the Group’s goal of maintaining liquidity, carrying manageable risk and achieving satisfactory returns.

Floating rate financial assets are largely mutual fund investments which have debt securities as underlying assets. The returns from these financial assets are linked to market interest rate movements; however the counterparty invests in the agreed securities with known maturity tenure and return and hence has manageable risk.

The exposure of the Group’s financial assets as at March 31, 2017 to interest rate risk is as follows:

	Floating rate financial assets	Fixed rate financial assets	Non-interest bearing financial assets	Total financial assets
	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)
Financial assets	355,073	195,353	136,554	686,980

	355,073	195,353	136,554	686,980

The exposure of the Group’s financial liabilities as at March 31, 2017 to interest rate risk is as follows:

	Floating rate financial liabilities	Fixed rate financial liabilities	Non-interest bearing financial liabilities	Total financial liabilities
	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)
Financial liabilities	399,564	459,007	227,279	1,085,850

	399,564	459,007	227,279	1,085,850

The weighted average interest rate on the fixed rate financial liabilities is 7.0% p.a. and the weighted average period for which the rate is fixed is 1.4 years.

The exposure of the Group’s financial assets as at March 31, 2018 to interest rate risk is as follows:

	Floating rate financial assets	Fixed rate financial assets	Non-interest bearing financial assets	Total financial assets
	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)
Financial assets	196,530	146,820	95,038	438,388

	196,530	146,820	95,038	438,388

(US dollars in million)	3,018	2,255	1,460	6,733

The exposure of the Group’s financial liabilities as at March 31, 2018 to interest rate risk is as follows:

	Floating rate financial liabilities	Fixed rate financial liabilities	Non-interest bearing financial liabilities	Total financial liabilities
	(₹ in million)	(₹ in million)	(₹ in million)	(₹ in million)
Financial liabilities	232,423	443,029	184,372	859,824

	232,423	443,029	184,372	859,824

(US dollars in million)	3,570	6,804	2,831	13,205

The weighted average interest rate on the fixed rate financial liabilities is 6.7% p.a. and the weighted average period for which the rate is fixed is 2.4 years.

Considering the net debt position as at March 31, 2018 and the investment in bank deposits, corporate bonds and debt mutual funds, any increase in interest rates would result in a net loss and any decrease in interest rates would result in a net gain. The sensitivity analysis has been determined based on the exposure to interest rates for financial instruments at the balance sheet date.

The table below illustrates the impact of a 0.5% to 2.0% movement in interest rates on interest on financial assets/ liabilities (net) on profit/(loss) and equity assuming that the changes occur at the reporting date and has been calculated based on risk exposure outstanding as of date. The year end balances are not necessarily representative of the average debt outstanding during the year. This analysis also assumes that all other variables, in particular foreign currency rates, remain constant.

Increase in interest rates Year ended March 31,
	2017	2018	2018
	(₹ in million)	(₹ in million)	(US dollars in million)
0.50%	(222)	(179)	(3)
1.00%	(445)	(359)	(6)
2.00%	(890)	(718)	(9)

An equivalent reduction in interest rates would have an equal and opposite effect on the Group’s financial statements.

(d) Counterparty and concentration of credit risk

Credit risk refers to the risk that counterparty will default on its contractual obligations resulting in financial loss to the Group. The Group has adopted a policy of only dealing with creditworthy counterparties and obtaining sufficient collateral, where appropriate, as a means of mitigating the risk of financial loss from defaults.

The Group is exposed to credit risk for receivables, short-term investments, and derivative financial instruments.

Credit risk on receivables is limited as almost all credit sales are against letters of credit and guarantees of banks of national standing. Moreover, given the diverse nature of the Group’s businesses trade receivables are spread over a number of customers with no significant concentration of credit risk. No single customer accounted for 10.0% or more of revenue on a consolidated basis in any of the years presented. The history of trade receivables shows a negligible provision for bad and doubtful debts. Therefore, the Group does not expect any material risk on account of non-performance by any of the Group’s counterparties.

The Group has clearly defined policies to mitigate counterparty risks. For short-term investments, counterparty limits are in place to limit the amount of credit exposure to any one counterparty. This, therefore, results in diversification of credit risk for our mutual fund and bond investments. For derivative and financial instruments, the Group attempts to limit the credit risk by only dealing with reputable banks and financial institutions.

The carrying value of the financial assets represents the maximum credit exposure. The Group’s maximum exposure to credit risk as at March 31, 2017 and March 31, 2018 is ₹ 686,980 million and ₹ 438,388 million ($6,733 million) respectively.

The maximum credit exposure on financial guarantees given by the Group for various financial facilities is described in Note 29 on “Commitments, contingencies, and guarantees”.

None of the Group’s cash equivalents, including time deposits with banks, are past due or impaired. Regarding trade and other receivables, and other non-current assets, there were no indications as at March 31, 2018, that defaults in payment obligations will occur except as described in Note 13 on allowance for impairment of trade and other receivables.

Of the year end trade and other receivables, the following are expected to be realised in the normal course of business and hence not considered impaired:

As at March 31	2017	2018	2018
	(₹ in million)	(₹ in million)	(US dollars in million)
Neither impaired nor past due	11,450	34,278	526
Past due but not impaired
Due Less than 1 month	9,429	7,725	119
Due Between 1 - 3 months	3,014	3,897	60
Due Between 3 - 12 months	15,307	7,278	112
Due Greater than 12 months	9,372	15,477	238

	48,572	68,655	1,055

Receivables are deemed to be past due or impaired with reference to the Group’s normal terms and conditions of business. These terms and conditions are determined on a case to case basis with reference to the customer’s credit quality and prevailing market conditions. Receivables that are classified as ‘past due’ in the above table are those that have not been settled within the terms and conditions that have been agreed with that customer.

The credit quality of the Group’s customers is monitored on an ongoing basis and assessed for impairment where indicators of such impairment exist. The solvency of the debtor and their ability to repay the receivable is considered in assessing receivables for impairment (also refer footnotes to note 11). Where receivables have been impaired, the Group actively seeks to recover the amounts in question and enforce compliance with credit terms.

Derivative financial instruments

The Group uses derivative instruments as part of its management of exposure to fluctuations in foreign currency exchange rates, interest rates and commodity prices. The Group does not acquire or issue derivative financial instruments for trading or speculative purposes. The Group does not enter into complex derivative transactions to manage the treasury and commodity risks. Both treasury and commodities derivative transactions are normally in the form of forward contracts and these are subject to the Group guidelines and policies.

The fair values of all derivatives are separately recorded in the consolidated statements of financial position within current and non-current assets and liabilities. Derivatives that are designated as hedges are classified as current or non-current depending on the maturity of the derivative.

The use of derivatives can give rise to credit and market risk. The Group tries to control credit risk as far as possible by only entering into contracts with reputable banks and financial institutions. The use of derivative instruments is subject to limits, authorities and regular monitoring by appropriate levels of management. The limits, authorities and monitoring systems are periodically reviewed by management and the Board. The market risk on derivatives is mitigated by changes in the valuation of the underlying assets, liabilities or transactions, as derivatives are used only for risk management purposes.

Embedded derivatives

Derivatives embedded in other financial instruments or other contracts are treated as separate derivative contracts and marked-to-market when their risks and characteristics are not clearly and closely related to those of their host contracts and the host contracts are not fair valued.

Cash flow hedges

The Group enters into forward exchange and commodity price contracts for hedging highly probable forecast transaction and account for them as cash flow hedges and states them at fair value. Subsequent changes in fair value are recognized in the consolidated statements of comprehensive income until the hedged transaction occurs, at which time, the respective gain or losses are reclassified to the consolidated statements of profit or loss. These hedges have been effective for the year ended March 31, 2018.

The Group uses foreign exchange contracts from time to time to optimize currency risk exposure on its foreign currency transactions. The Group hedged part of its foreign currency exposure on capital commitments during the year ended 2018. Fair value changes on such forward contracts are recognized in the consolidated statements of comprehensive income.

The majority of cash flow hedges taken out by the Group during the year comprise non-derivative hedging instruments for hedging the foreign exchange rate of highly probable forecast transactions and commodity price contracts for hedging the commodity price risk of highly probable forecast transactions.

The cash flows related to above are expected to occur during the year ended March 31, 2019 and consequently may impact the consolidated statements of profit or loss for that year depending upon the change in the commodity prices and foreign exchange rates movements. For cash flow hedges regarded as basis adjustments to initial carrying value of the property, plant and equipment, the depreciation on the basis adjustments made is expected to affect the consolidated statements of profit or loss over the expected useful life of the property, plant and equipment.

Fair value hedge

The fair value hedges relate to forward covers taken to hedge currency exposure and commodity price risks.

The Group’s sales are on a quotational period basis, generally one month to three months after the date of delivery at a customer’s facility. The Group enters into forward contracts for the respective quotational period to hedge its commodity price risk based on average LME prices. Gains and losses on these hedge transactions are substantially offset by the amount of gains or losses on the underlying sales. Net gains and losses are recognized in the consolidated statements of profit or loss.

The Group uses foreign exchange contracts from time to time to optimize currency risk exposure on its foreign currency transactions. Fair value changes on such forward contracts are recognized in the consolidated statements of profit or loss.

Non-qualifying/economic hedge

The Group enters into derivative contracts which are not designated as hedges for accounting purposes, but provide an economic hedge of a particular transaction risk or a risk component of a transaction. Hedging instruments include copper, aluminium future contracts on the LME and certain other derivative instruments. Fair value changes on such derivative instruments are recognized in the consolidated statements of profit or loss.

The fair value of the Group’s derivative positions recorded under derivative financial assets and derivative financial liabilities are as follows:

	As at March 31, 2017		As at March 31, 2018
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
	(₹ in million)				(US dollars in million)
Current
Cash flow hedges*
— Commodity contracts	1	854	1,184	947	18	15
— Forward foreign currency contracts	—	137	6	0	0	0
Fair value hedges**
— Commodity contracts	—	21	13	6	0	0
— Forward foreign currency contracts	1	5,325	144	93	2	1
Non-qualifying hedges
— Commodity contracts	89	238	41	147	1	2
— Forward foreign currency contracts	—	1,630	134	224	2	4
— Cross currency swap	—	11	2	15	0	0
Non Current
Fair value hedges**
— Forward foreign currency contracts	38	557	—	1,061	—	16
Non-qualifying hedges
— Commodity contracts	—	—	—	7	—	0
— Forward foreign currency contracts	—	—	—	110	—	2

Total	129	8,773	1,524	2,610	23	40

*	Refer consolidated statements of comprehensive income and consolidated statements of change in equity for the change in the fair value of cash flow hedges.
**	The change in fair value hedges has been recognized in the consolidated statement of profit or loss.